PGIM Rock ETF Trust

   PGIM US Large-Cap Buffer 12 ETF – July
   PGIM US Large-Cap Buffer 20 ETF – July
  (each a “Fund” and collectively the “Funds”)

Supplement dated June 21, 2024

to the Funds’ Currently Effective Summary Prospectus and Prospectus

As described in detail in the Funds’ prospectus, an investment in shares of a Fund is subject to a pre-determined upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the entire Target Outcome Period (an approximately one year period over which each Fund seeks to produce the target outcome). The Target Outcome Period for each Fund will commence on July 1, 2024 and end on June 30, 2025. Each Fund’s Cap will not be determined until the start of the Target Outcome Period on July 1, 2024. As of June 21, 2024, the expected range of each Fund’s Cap (before fees and expenses) is set forth below.

Fund Name	Ticker	Estimated Cap Range
PGIM US Large-Cap Buffer 12 ETF – July	JULP	13.6% – 15.6% before fees and expenses
(13.1% – 15.1% after taking into account
the Fund’s unitary management fee)
PGIM US Large-Cap Buffer 20 ETF – July	PBJL	10.8% – 12.8% before fees and expenses
(10.3% – 12.3% after taking into account
the Fund’s unitary management fee)

LR5007JUL